Exhibit 24

                               Power of Attorney

     The undersigned, a Director and/or Officer of Eagle Point Software Corporation, a Delaware corporation (the "Corporation"), does hereby constitute and appoint Rodney L. Blum or Dennis J. George his or her true and lawful attorney-in-fact and agent, with full power and authority to execute in the name and on behalf of the undersigned as such Director and/or Officer, a Registration Statement on Form S-8 under the Securities Act of 1933, as amended (the "Securities Act"), with respect to the registration under the Securities Act of the offer and sale of 1,000,000 shares of the Corporation's Common Stock, par value $.01, issuable in accordance with the Eagle Point Software Corporation 1999 Stock Option Plan, and to execute any and all amendments to such Registration Statement, whether filed prior or subsequent to the time such Registration Statement becomes effective, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission. The undersigned hereby grants unto each such attorney-in-fact and agent, full power of substitution and revocation in the premises and hereby ratifies and confirms all that each such attorney-in-fact and agent, or his substitute or substitutes, may do or cause to be done by virtue of these presents.


                                       Dated this 17th day of March, 2000.

                                       /s/ Rodney L. Blum
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                               Power of Attorney

     The undersigned, a Director and/or Officer of Eagle Point Software Corporation, a Delaware corporation (the "Corporation"), does hereby constitute and appoint Rodney L. Blum or Dennis J. George his or her true and lawful attorney-in-fact and agent, with full power and authority to execute in the name and on behalf of the undersigned as such Director and/or Officer, a Registration Statement on Form S-8 under the Securities Act of 1933, as amended (the "Securities Act"), with respect to the registration under the Securities Act of the offer and sale of 1,000,000 shares of the Corporation's Common Stock, par value $.01, issuable in accordance with the Eagle Point Software Corporation 1999 Stock Option Plan, and to execute any and all amendments to such Registration Statement, whether filed prior or subsequent to the time such Registration Statement becomes effective, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission. The undersigned hereby grants unto each such attorney-in-fact and agent, full power of substitution and revocation in the premises and hereby ratifies and confirms all that each such attorney-in-fact and agent, or his substitute or substitutes, may do or cause to be done by virtue of these presents.


                                       Dated this 17th day of March, 2000.

                                       /s/ Dennis J. George
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                               Power of Attorney

     The undersigned, a Director and/or Officer of Eagle Point Software Corporation, a Delaware corporation (the "Corporation"), does hereby constitute and appoint Rodney L. Blum or Dennis J. George his or her true and lawful attorney-in-fact and agent, with full power and authority to execute in the name and on behalf of the undersigned as such Director and/or Officer, a Registration Statement on Form S-8 under the Securities Act of 1933, as amended (the "Securities Act"), with respect to the registration under the Securities Act of the offer and sale of 1,000,000 shares of the Corporation's Common Stock, par value $.01, issuable in accordance with the Eagle Point Software Corporation 1999 Stock Option Plan, and to execute any and all amendments to such Registration Statement, whether filed prior or subsequent to the time such Registration Statement becomes effective, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission. The undersigned hereby grants unto each such attorney-in-fact and agent, full power of substitution and revocation in the premises and hereby ratifies and confirms all that each such attorney-in-fact and agent, or his substitute or substitutes, may do or cause to be done by virtue of these presents.


                                       Dated this 17th day of March, 2000.

                                       /s/  John F. Biver
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                               Power of Attorney

     The undersigned, a Director and/or Officer of Eagle Point Software Corporation, a Delaware corporation (the "Corporation"), does hereby constitute and appoint Rodney L. Blum or Dennis J. George his or her true and lawful attorney-in-fact and agent, with full power and authority to execute in the name and on behalf of the undersigned as such Director and/or Officer, a Registration Statement on Form S-8 under the Securities Act of 1933, as amended (the "Securities Act"), with respect to the registration under the Securities Act of the offer and sale of 1,000,000 shares of the Corporation's Common Stock, par value $.01, issuable in accordance with the Eagle Point Software Corporation 1999 Stock Option Plan, and to execute any and all amendments to such Registration Statement, whether filed prior or subsequent to the time such Registration Statement becomes effective, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission. The undersigned hereby grants unto each such attorney-in-fact and agent, full power of substitution and revocation in the premises and hereby ratifies and confirms all that each such attorney-in-fact and agent, or his substitute or substitutes, may do or cause to be done by virtue of these presents.


                                       Dated this 17th day of March, 2000.

                                       /s/ James Hickey
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                               Power of Attorney

     The undersigned, a Director and/or Officer of Eagle Point Software Corporation, a Delaware corporation (the "Corporation"), does hereby constitute and appoint Rodney L. Blum or Dennis J. George his or her true and lawful attorney-in-fact and agent, with full power and authority to execute in the name and on behalf of the undersigned as such Director and/or Officer, a Registration Statement on Form S-8 under the Securities Act of 1933, as amended (the "Securities Act"), with respect to the registration under the Securities Act of the offer and sale of 1,000,000 shares of the Corporation's Common Stock, par value $.01, issuable in accordance with the Eagle Point Software Corporation 1999 Stock Option Plan, and to execute any and all amendments to such Registration Statement, whether filed prior or subsequent to the time such Registration Statement becomes effective, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission. The undersigned hereby grants unto each such attorney-in-fact and agent, full power of substitution and revocation in the premises and hereby ratifies and confirms all that each such attorney-in-fact and agent, or his substitute or substitutes, may do or cause to be done by virtue of these presents.


                                       Dated this 17th day of March, 2000.

                                       /s/ Thomas Miller
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